 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2025 (July 31, 2025)

Commission file number: 000-55610

GREENBACKER RENEWABLE ENERGY CO LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

230 Park Avenue, Suite 1560

New York, NY 10169

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of shareholders (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company” or the “Registrant”) was held on July 31, 2025, at which 103,560,446 of the Company’s 199,192,235 common shares of limited liability company interests, par value $0.001 per share (the “Shares”), issued and outstanding as of the record date, April 1, 2025, were represented in person via the live webcast or by proxy representing approximately 51.99% of the issued and outstanding Shares of the Company entitled to vote.

At the Annual Meeting, the Company’s shareholders: (1) re-elected the seven members below to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders and until their respective successors are duly elected and qualify; and (2) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2025 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(1)	The voting results were as follows with respect to the re-election of the members of the Company’s board of directors:
Nominee	Total Votes For	Total Votes Withheld/ Abstention	Total Votes Against	Broker Non-Votes
David Sher	52,528,926	51,031,520	0	0
Charles Wheeler	51,862,207	51,698,239	0	0
Robert Brennan	70,029,465	33,530,981	0	0
Kathleen Cuocolo (Independent)	54,554,270	49,006,176	0	0
Robert Herriott (Independent)	52,306,330	51,254,116	0	0
David M. Kastin (Independent)	52,108,322	51,452,124	0	0
Cynthia Curtis (Independent)	66,677,558	36,882,888	0	0

Each candidate for re-election received the required number of votes for re-election to the board of the Company, to serve until their respective successors are elected and qualified.

(2)	The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:
Total Votes For	Total Votes Against	Total Votes Withheld/ Abstention	Broker Non-Votes
43,201,246	22,332,646	38,026,554	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2025	Greenbacker Renewable Energy Company LLC

	By:	/s/Daniel de Boer
	Name:	Daniel de Boer
	Title:	Interim Chief Executive Officer